UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Clavis Technologies International Co., Ltd.
 (Exact name of registrant as specified in its charter)

Nevada	333-164589	27-1505309
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

#1564-1, Seojin Bldg., 3rd Floor
Seocho3-Dong
Seocho-Gu, Seoul, Korea 137-874
 (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates: File No. 333-164589 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value (Title of class)

Item 1.  Description of Registrant’s Securities to be Registered.

The description of the Registrant’s common stock, $0.001 par value, set forth in the section entitled “Description of Securities” on page 18 of the Registrant’s amendment no. 4 to the registration statement on Form S-1 (SEC File No. 333-164589) is incorporated by reference herein as if set forth in full herein.

Item 2. Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation*
3.2	Bylaws*

* Previously filed with the Registrant’s Registration Statement on Form S-1, SEC File Number 333-164589, filed with the Securities and Exchange Commission on January 29, 2010, and incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   July 29, 2010

Clavis Technologies International Co., Ltd.

By: /s/Hwan Sup Lee
Name: Hwan Sup Lee Title: Chief Executive Officer

3